                                                                   Exhibit 99.1.

[Slide 1] - Facility overview - United States Steel - Gary Works -February 21, 2002

[Slide 2] - Forward-looking Statements: This presentation contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The forward-looking statements address a variety of subjects including, but not limited to, steel prices, industry consolidation, forecasted raw material reserves, commercial strategies, forecasted financial strategies, outlook for domestic steel markets, and forecasted steel shipments. In accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, USX and/or U. S. Steel has included in Form 10-K for the year ended December 31, 2000 as amended, and subsequent reports on Forms 10-Q and 8-K, cautionary statements identifying important factors, but not necessarily all factors, that could cause actual results to differ materially from those set forth in the forward-looking statements.

[Slide 3] - Introduction - 1. Overview of U. S. Steel. 2. Financial Results. 3. Market Conditions. 4. Strategic Initiatives.

[Slide 4] - Overview of U. S. Steel (facility in background)

[Slide 5] - Corporate Structure Before December 31, 2001 (Organization-type chart showing USX with USX-Marathon Group and USX-U. S. Steel Group reporting to
it)

[Slide 6] - U. S. Steel Spin-off - December 31, 2001 (Split chart showing two separate entities: USX (becoming Marathon Oil) and USS -U. S. Steel - $900 MM value transfer, $440 MM estimated tax settlement)

[Slide 7] - A Snapshot of U. S. Steel: 1. Largest integrated steel producer in North America, eleventh largest in the world. 2. Largest flat-rolled steel producer in Central Europe. 3. Financial Highlights - a) $6.4 billion in 2001 revenues; b) $5.6 billion in tangible assets; c) $1.6 billion in equity market capitalization

[Slide 8] - U. S. Steel - A Changing Company: 1. Newly independent -a) New Vision (bar chart Making Steel with facility inset, World Competitive with globe inset, Building Value.

[Slide 9] - U. S. Steel A Changing Company - 1. Recent strategic growth actions (Limited cash outlays) - a) Lorain Tubular, b) U. S. Steel Kosice, c) East Chicago Tin, d) Transtar, e) Straightline Source. 2. Industry conditions improving. 3. Industry consolidation opportunities.

[Slide 10] - Chart of two U. S. Steel Business Segments: Domestic Steel - Flat-Rolled Steel and Tubular (highlighted); U. S. Steel Kosice

[Slide 11] - Largest North American Integrated Steel Producer - 12.8 million tons of domestic annual steel-making capability. (Map of

North America with three U. S. Steel plants identified - Gary, IN 7.5 MM tons, Mon Valley, PA 2.9 MM tons, Fairfield, AL 2.4 MM tons)

[Slide 12] - Flat-Rolled Producing & Finishing Facilities. (Map of North America identifying East Chicago Tin, IN - Products: Tin; Gary, IN - Products: Sheet, Plates, Tin; Mon Valley, PA - Products: Sheet; Fairless, PA - Products: Sheet; Fairfield, AL - Products: Sheet; and also identifying USS-POSCO, PRO-TEC and Acero Prime Joint Venture locations)

[Slide 13] - Tubular Operations (Map of North America identifying Lorain, OH, McKeesport, PA and Fairfield, AL)

[Slide 14] - 2001 Domestic Shipments - Pie chart showing Sheets 70%, Tubular 10%, Tin 8%, Plate 7% and Non-Prime 5%

[Slide 15] - Serving Multiple End Markets - 2001 Domestic Steel
Shipments by Markets - Pie chart showing Processing Joint Ventures 14%, Service Centers 25%, Transportation 12%, Construction 8%, Oil, Gas & Petrochemicals 9%, Other 7%, Containers 8%, Export 5% and Converters 12%

[Slide 16] - Chart of U. S. Steel Business Segments - 1. Domestic Steel: Raw Materials, Transportation, Realty & Other and Straightline (highlighted). 2. U.
S. Steel Kosice

[Slide 17] - Raw Materials (Map of United States with overlays for Minntac Iron Ore, Gary Coke, Clairton Coke, Pinnacle Coal and Oak Grove Coal)

[Slide 18] - Transportation - Transtar, Inc. (Map of United States with transportation modes identifying Elgin, Joliet & Eastern Railway, Lake Terminal RR, McKeesport Connecting RR, Union Railroad, Birmingham Southern RR, Warrior & Gulf Navigation and Mobile River Terminal)

[Slide 19] - USS Real Estate and Other - 1. Real Estate/Resource Management - a) 270,000 acres of surface, b) 1.5 mm acres of mineral rights, c) Alabama property development, d) Brownfield sites, e) Consistent cash and profit contributor. 2. USX Engineers and Consultants - a) View of the Steel World

[Slide 20] - Straightline Source - Direct Buying Option for Processed Steel (Map of United States with current operating areas highlighted)

[Slide 21] - Domestic Steel - Diversified Asset Base - 1. Carbon sheet products.
2. Seamless oil country tubular goods. 3. One of two largest tin mill producers.
4. Raw Materials - a) approximately 15 MM tons of iron ore pellet shipments; i. over 40 years of reserves, ii. approximately 20% sold to third parties; b) over 5 MM tons of annual coke production capability; i. over 40% sold to third parties. 5. Transportation. 6. Realty/Resource Management & Other. 7. Straightline

[Slide 22] - Chart of U. S. Steel Business Segments. 1. Domestic Steel. 2. U. S. Steel Kosice (highlighted)

[Slide 23] - U. S. Steel Kosice - 1. Largest integrated flat-rolled producer in Central Europe. 2. Fully integrated 5 million ton low-cost facility in the Slovak Republic. 3. Strategic raw materials from Poland, Czech Republic and Ukraine (inset of facilities)

[Slide 24] - U. S. Steel Kosice - 1. Initial investment - 1998 tin joint venture. 2. November 2000 purchase for approximately $410MM including debt and future payments. 3. Produces hot rolled, cold rolled, coated and tin products - opportunities for mix improvements. 4. Part of strategic plan to better serve global customers. 6. Unrestricted access to cash flow after USSK direct requirements.

[Slide 25] - Commercial Strategies - 1. Serve growing customer base in Central Europe. 2. Deal directly with end customer. 3. Provide excellent customer service. 4. Shift to value-added products. (Map of Europe with Central Europe circled)

[Slide 26] - Examples of U. S. Steel Customers Operating in Marketing Region (Map of Central Europe with 375 mile radius circled; customers identified - Ford, GM, Tower Automotive, Magna, VW Group, GM, Van Leer, Whirlpool, A. O. Smith, Emerson, Frigidaire, BMW, DaimlerChrysler, Trinity Ind.)

[Slide 27] - U. S. Steel Kosice Employees - 1. Well-educated workforce. 2. Lower wage rates. 3. Language barrier less than expected. 4. Trade Union relations are good. 5. Government agreement prohibits layoffs. 6. Top Management Team - 28 expats and 21 from Slovak Republic. (inset of workforce)

[Slide 28] - Financial Results (steel mill in background)

[Slide 29] - 2001 Financial Results - 1. Difficult financial year: a) excess global steel capacity; b) lower demand/weaker economy; c) severe price declines
- i. Imports, ii. Failing companies run for cash and d) low operating rates

[Slide 30] - Bar chart of U. S. Steel Shipments - 1995-2001 Millions of Net Tons (USSK and Domestic tons from 1995 thru 2001 - 0 to 16 million)

[Slide 31] - Graph of Domestic Steel Prices are at 20 Year Lows, USA Steel Prices 1981-2001 (Hot roll, cold roll and coated graphs from Oct. 1981 thru Oct. 2001, $200-800/ton)

[Slide 32] - Chart of Historical Financial Performance (Millions of Dollars) - 1997 thru 2001 - Revenues, Segment Income (loss) for Domestic Steel and USSK, Income (loss) from operations, Net Income and EPS.

[Slide 33] - Chart of Historical Financial Performance (Millions of Dollars) - 1997 thru 2001 - Balance Sheet Data of Capital Expenditures, Total Assets, Total Debt and Common Equity

[Slide 34] - Chart of Opening Capital Structure - January 1, 2002 (Millions of Dollars) - Senior Debt - $535, SQUIDS - $49, Ind. Dev. & Env. Bonds - $471, USSK Loan - $325, Capital Leases & Other - $86, Total Debt - $1,466, Stockholders' Equity - $2,506 and Debt/Debt & Equity - 37%

[Slide 35] - Other Key Financial Facts - Our Pension Plan is Fully-Funded (inset of dollar sign)

[Slide 36] - Chart of Pension Benefits - Year-End 2001 (Millions of Dollars) - Pension Assets - $8,583, Pension Obligations - $7,358 and Funded Status - $1,225

[Slide 37] - Chart of Other Post Retirement Benefits - Year-End 2001 (Millions of Dollars) - Assets - $728, Obligations - $2,535 and Funded Status - $(1,827)

[Slide 38] - Market Conditions (facility in background)

[Slide 39] - Domestic Steel Industry - Challenging Times: 1. Year-end 2001 - a) low utilization rates, b) low prices, c) devastated competitors idle facilities [LTV, Trico, Geneva, Acme and Gulf States -total 14.7 Million Tons] (inset of stored coils, currency with down arrow, and docked ship)

[Slide 40] - Graph of Domestic Steel Prices at 20-Year Lows - Hot Roll Price Trend (1980 thru 2001 - $150-400/ton with inset stating 4th Qtr. 2001 Averaged $213/ton)

[Slide 41] - Graph of Domestic Steel Prices at 20-Year Lows - Cold Roll Price Trend (1980 thru 2001 - $275-575/ton with inset stating 4th Qtr. 2001 Averaged $300/ton)

[Slide 42] - Graph of Domestic Steel Prices at 20-Year Lows - Hot Dipped Galvanized Price Trend (1980 thru 2001 - $250-750/ton with inset stating 4th Qtr. 2001 Averaged $327/ton)

[Slide 43] - Bar chart of Prime Steel Order Rate Trend as % of Domestic USS Raw Steel Capacity - Five Week Moving Average 2002 YTD vs. 2001 -Week Beginning 12/31/01 thru 1/27/02 - % Shipping Capacity from Domestic USS Raw Steel from 50 to 110%

[Slide 44] - Spot Market Price Increases - Sheets: 1. Domestic Competitor Announcement - a) 1Q 2002 + $20/NT; b) 2Q 2002 + $40/NT

[Slide 45] - Continued Early 2002 Weakness: 1. Domestic Steel - a) plate, b) tubular, c) raw materials. 2. USSK - a) sheets

[Slide 46] - Bar Chart of U. S. Steel Shipments 1995-2002 (Millions of Net Tons)
- USSK and Domestic from 0-16 and Forecast for 2002 (11 MMNT Domestic Steel; 3.8 MMNT USSK)

[Slide 47] - Strategic Initiatives (facility in background)

[Slide 48] - Business Strategy: 1. Continuously reduce costs - a) Domestic steel to reduce costs $30/ton from 2001 levels by 2004 ($300+ million annual savings);
b) USSK - i. Achieved $20/ton reduction in 2001; ii. Targeting additional $10/ton in 2002 ($38 mm added annual savings)

[Slide 49] - Price/Cost Leverage Impact to U. S. Steel At 2002 Shipping Levels:
$10/ton change in price or cost equals $148 million in operating income or $1.20 per share

[Slide 50] - Business Strategy: 1. Continuously reduce costs. 2. Focus on higher value-added products - a) acquired East Chicago Tin; b) acquired balance of Lorain Tubular; c) building vacuum degasser, and continuous anneal and tin lines at USSK

[Slide 51] - Business Strategy: 1. Continuously reduce costs. 2. Focus on higher value-added products. 3. Expand globally - a) acquired USSK; b) expanded Mexican joint venture; c) reviewing additional growth opportunities

[Slide 52] - Business Strategy: 1. Continuously reduce costs. 2. Focus on higher value-added products. 3. Expand globally. 4. Lead consolidation of domestic industry - a) Section 201 trade remedy; b) legacy relief; c) reduce total employment cost; d) reduce obligations

[Slide 53] - National Steel - Option to Buy NKK Shares: 1. 53% of total shares.
2. Warrant for 4 million USS shares - a) 50% premium. 3. $ 100 mm note becomes 20-year $30 mm note without interest

[Slide 54] - Acquisition History: 1. Track record as value buyer. 2. Low cash outlays - a) USSK - $140 mm including JV; b) Lorain Tubular - less than $ 20 mm;
c) East Chicago Tin - no cash

[Slide 55] - Business Strategy: 1. Continuously reduce costs. 2. Focus on higher value-added products. 3. Expand globally. 4. Lead consolidation of domestic industry. 5. Reduce balance sheet leverage -a) achieve investment-grade debt ratings

[Slide 56] - Wrap-Up - U. S. Steel Competitive Strengths: 1. Core flat-rolled businesses in U.S. and Slovak Republic. 2. Diversified steel and related businesses - monetizable at right price - a) Tubular, b) Raw materials, c) Realty/Resource Management, d) Transportation. 3. Strong balance sheet following separation. 4. Fully-funded pension plan. 5. Strong leadership and management team.

[Slide 57] - U. S. Steel Today: 1. Newly independent and focused company - a) making steel; b) world competitive; c) building value. 2. Benefiting from recent growth actions - a) USSK; b) Lorain Tubular; c) Tin expansion/consolidation. 3. Improving economic conditions - a) reduced domestic supply; b) manageable customer inventory levels; c) improved domestic order rates. 4. Capable of leading domestic industry consolidation.

[Slide 58] - USS Logo